5
#2102994  (116721.034)
#2102994  (116721.034)
                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
          This Fifth Amendment to Loan and Security Agreement made as of the 15th day of March, 2002 (this "Amendment") by and between NEW BRUNSWICK SCIENTIFIC CO., INC. (the "Borrower"), a corporation organized under the laws of the State of New Jersey, having an address at 44 Talmadge Road, Edison, New Jersey 08818-4005 and FIRST UNION NATIONAL BANK (the "Bank"), a national banking association formed under the laws of the United States of America, having an office at 370 Scotch Road, West Trenton, New Jersey 08628.
                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Bank and the Borrower previously entered into commercial lending arrangements in accordance with the terms and conditions of a certain Loan and Security Agreement dated April 1, 1999, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 22, 1999 between the same parties, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of June 30, 2000 between the same parties, as further amended by that certain Third Amendment to Loan and Security
Agreement dated as of May 11, 2001 between the same parties and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of November 13, 2001 between the same parties(the "Agreement"); and
          WHEREAS, the Borrower and the Bank have agreed to, among other things,
(i) extend the Termination Date, (ii) decrease the amount available with respect to Incremental Term Loans from $15,000,000 to $12,500,000, (iii) increase the amount available with respect Equipment Loan Advances from $1,000,000 to $2,000,000, and (iv) amend certain financial covenants in the Agreement, in accordance with the terms and conditions hereinafter described.
          NOW, THEREFORE, for and in consideration of mutual covenants and agreements herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:
1. The following definitions contained in Subsection 1.1 of the Agreement are hereby amended in their entirety to read as follows
"Applicable  Margin":  Shall  mean  as  follows:




  WITH RESPECT TO EURODOLLAR LOANS  WITH RESPECT TO PRIME RATE LOANS
----------------------------------  --------------------------------
REVOLVING LOAN                      An additional 125 basis points    a reduction of 1.25%.
----------------------------------  --------------------------------  ----------------------
INCREMENTAL TERM LOANS              An additional 125 basis points    a reduction of 1.25%.
                                    --------------------------------  ----------------------
EQUIPMENT LOAN                      An additional 125 basis points    a reduction of 1.25%
----------------------------------  --------------------------------  ----------------------


"Collateral":  All  -
 ----------
     (i) inventory (as defined in the UCC) of the Borrower, wheresoever located, whether now owned or hereafter acquired, including, without limitation, raw materials, work in process, finished goods and materials used or consumed in business and other goods held for sale or lease or furnished or to be furnished under contracts of service (the "Inventory");
(ii) accounts (as defined in the UCC) of the Borrower, whether now existing or hereafter arising, including, without limitation, all accounts receivable and contract rights and any rights to payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, whether or not such rights have been earned by performance, (the "Accounts");
(iii) equipment (as defined in the UCC) of the Borrower, wheresoever located, whether now owned or hereafter acquired, including, without limitation, machinery, motor vehicles, trailers, tools, trade, sales and production equipment, furniture, furnishings, fixtures and all other goods in which the Borrower has rights which do not constitute inventory;
(iv) instruments (as defined in the UCC) (including, without limitation, negotiable instruments and non-negotiable instruments), chattel paper (as defined in the UCC), letters of credit (as defined in the UCC), letter of credit rights (as defined in the UCC), deposit accounts (as defined in the UCC), and documents of title (as defined in the UCC), all of the Borrower (including, without limitation, bills of lading, dock warrants, dock receipts and warehouse receipts);
(v)     general  intangibles  (as  defined  in  the  UCC)  (including,  without limitation, payment intangibles, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, trademarks, trademark rights, formulae, customer lists and goodwill) of the Borrower, whether now owned or existing or hereafter arising or acquired;
(vi)     investment  property  (as  defined  in  the  UCC)  of  the  Borrower;
(vii) interests of the Borrower in Inventory, wheresoever located, whether now owned or existing or hereafter arising or acquired, as to which an Account, chattel paper, instrument or general intangible has arisen; and
(viii) as to all of the foregoing (i) through (vii) inclusive, cash proceeds, non-cash proceeds and products thereof, payments under insurance (whether or not the Bank is the loss payee thereof or additional insured), additions and accessions thereto, replacements and substitutions therefor, rent proceeds arising out of rental or lease agreements and all related books, records, journals, computer print-outs and data, of the Borrower. "Termination Date": May 31, 2005 or such other date as the Bank may agree in
 -----------------
writing to extend the Termination Date to, without there being any obligation on
 -
the  part  of  the  Bank  to  extend  the  Termination  Date.
2. The following definitions are hereby added to Subsection 1.1 of the Agreement to read as follows:
"Fifth  Amendment":  That certain Fifth Amendment to Loan and Security Agreement
 ----------------
dated as March 15, 2002 by and between the Borrower and the Bank. "UCC": Uniform Commercial Code in force and effect in the State of New Jersey
 ---
from  time  to  time.
3.     Subsection  1.3  of  the  Agreement is hereby amended to read as follows:
Other  Terms.  Terms  such  as  "accounts",  "accounts  receivable",  "contract
------------
rights",  "letters of credit", "letter of credit rights," "payment intangibles,"
-------
"deposit accounts," "investment property", "advices", "confirmations", "equipment", "instruments", "chattel paper", "documents of title", "goods", "general intangibles", "account debtors", "proceeds", "products", and the like, shall, unless otherwise specifically defined herein, have the meanings applicable to them for the purposes of Article 9 (Secured Transactions) of the UCC.
4.     Subsection  3.1(a) of the Agreement is hereby amended to read as follows:
(a)  General  Terms.  The  Bank  agrees  to lend to the Borrower individual term
     --------------
loans in increments of $250,000.00 or more (collectively, the "Incremental Term Loans") up to the aggregate principal sum of $7,692,500, pursuant to the terms hereof. If the Borrower shall request Incremental Term Loans which, when added together with all other Incremental Term Loans, would result in the aggregate principal balance of all Incremental Term Loans exceeding $7,692,500, such requested Incremental Term Loans (collectively, the "Excess Incremental Term Loans") shall only be made by the Bank if the Bank, in its sole and absolute discretion, determines to honor such requests, and if the Bank so desires to honor such requests, upon the terms and conditions imposed by the Bank, and in no event shall the aggregate principal amount of all Incremental Term Loans exceed TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($12,500,000.00). The Borrower's right to request the issuance of Incremental Term Loans from the Bank shall terminate on the Termination Date and the Bank shall have no obligation to make any Incremental Term Loans after such date. The outstanding principal amount of all previous advanced Incremental Term Loans under this Subsection 3.1(a), since April 1, 1999, shall be considered for the purposes of determining the amount available under this Subsection 3.1(a) hereof.
5.     Subsection  4.1(a) of the Agreement is hereby amended to read as follows:
(a)  General  Terms.  The  Bank  agrees  to lend, re-lend and make Advances (the
     --------------

"Equipment Loan Advances") to the Borrower from time to time until the Termination Date, amounts which shall not exceed in the aggregate, at any time outstanding, the sum of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00) (the "Equipment Loan Advance Limit").
6.     Subsection  4.1(g) of the Agreement is hereby amended to read as follows:
(g)  Equipment  Line  of  Credit  Note.  Initially,  the principal amount of the
     ---------------------------------
Equipment Loan Advances to be made by the Bank shall all be evidenced by a single promissory note of the Borrower (the "Equipment Line of Credit Note"), substantially in the form attached to the Fifth Amendment as Exhibit A, in the
                                                               ---------
principal face amount equal to the Equipment Loan Advance Limit. On March 15, 2003, March 15, 2004 and May 31, 2005 ("Conversion Dates"), the outstanding principal amount advanced by the Bank as Equipment Loan Advances since the Closing Date or the last Conversion Date, as the case may be, shall be converted to a term loan and evidenced by a separate promissory note of the Borrower (each such promissory note, as it may be amended, restated, substituted or extended, an "Equipment Term Note") in the principal face amount equal to such amount of said Equipment Loan Advances, substantially in the form attached to the Fifth Amendment as Exhibit B. The Equipment Term Notes shall be dated the date of
               ----------
said  Conversion  Date.
7.     Subsection  9.11  of  the Agreement is hereby amended to read as follows:
Change of Location or State of Incorporation.  The Borrower shall not (i) change
--------------------------------------------
its state of incorporation or (ii) change the location of its chief executive office and principal place of business or (iii) create any new place(s) of business or locations or (iv) eliminate any existing place of business or location, unless the Borrower notifies the Bank in writing thirty (30) days in advance thereof and further provided that no change in its State of
                       -------  --------
incorporation, location or creation of a new location may be effected before all filings required to be made to preserve the first priority security interest of the Bank in the Collateral shall have been made and the Borrower shall deliver to the Bank, with respect to all new locations, a new Landlord's/Warehouseman's Agreement, in form and substance satisfactory to the Bank, with respect to the new location.
8.     Subsection 9.23(l) of the Agreement is hereby amended to read as follows:
(l)     Debt  ServiceCoverage  Ratio of Borrower and Subsidiaries.  Borrower and
        -------------        ------------------------------------
its Subsidiaries, on a consolidated basis, shall, at all times, maintain a Debt Service Coverage Ratio of not less than 1.30 to 1.00. For the purposes of this Subsection 9.23(l), "Debt Service Coverage Ratio" shall be computed on a rolling four quarter basis and shall mean the sum of net income (adjusted for any noncash losses, to the extent of the Borrower's investment in DGI, resulting from equity offerings which reduce the Borrower's ownership interest in DGI, whereby said interest is reduced below 50% plus interest expense plus income tax expense minus income tax benefit plus depreciation and amortization plus rental or lease (capital and operating) payments payable or guaranteed by the Borrower, minus dividends paid for the previous four consecutive quarters, divided by interest expense for the previous four consecutive quarters plus the current maturities of long term debt plus current maturities of capital leases, plus rental or lease (capital or operating) payments payable or guaranteed by the Borrower for the previous four consecutive quarter, as reflected on the Borrower's current financial statements, provided that excluded from the foregoing calculation is payment of the outstanding principal of the Revolving Loan with a Termination Date of May 31, 2005. This ratio shall be tested quarterly.
9.     Subsection 9.23(m) of the Agreement is hereby amended to read as follows:
(m)     Net  Worth of Borrower and Subsidiaries.  Borrower and its Subsidiaries,
        ---------------------------------------
on a consolidated basis, shall maintain a Net Worth of at least (i) $29,000,000 as of the end of each of the first three fiscal quarters of the Borrower of 2002, (ii) $29,000,000 plus 65% of fiscal year end December 31, 2002 net income (adjusted for any non-cash losses to the extent of the Borrower's investment in DGI resulting from equity offerings which reduced the Borrower's ownership interest in DGI, whereby said interest remains below 50%) tested as of December 31, 2002 (with no reduction for losses) and (iii) for each fiscal year thereafter, the minimum Net Worth of the Borrower and its Subsidiaries, on a consolidated basis, shall increase by not less than 65% of net income for the immediately preceding fiscal year just ending (with no reduction for losses). For the purposes of this Subsection 9.23(m), "Net Worth" shall mean (i) total assets, plus negative or minus positive, as the case may be, "currency translation adjustment" as reflected on the Borrower's balance sheet as of the end of the fiscal quarter being tested plus liabilities, if any, with respect to annual minimum pension liability as of the end of the period being tested minus
                                                                           -----
(ii) Total Liabilities (as defined in Subsection 9.23(n) hereof). For the purposes of this calculation, loans (except as permitted by Subsection 9.23(h)(i)), advances, investments and contributions to persons other than the Borrower, shall be subtracted from total assets. This ratio shall be tested quarterly.

10. Borrower shall pay simultaneously herewith (i) a fee to the Bank in the amount of $29,000 and (ii) all reasonable expenses and expenditures of the Bank, including, without limitation, reasonable attorneys' fees and expenses incurred or paid by the Bank in connection with this Amendment and all other documents delivered in connection herewith.
11. This Amendment has been duly executed and delivered by the parties hereto, and the Agreement, as amended hereby, and all other documents executed in connection with the Agreement and this Amendment, as amended, constitute legal, valid and binding obligations of the parties thereto in accordance with their terms.
12. The parties hereto confirm and agree that, except as modified or changed by virtue of this Amendment and the other documents delivered in connection herewith, the Agreement and the other documents executed in connection with the Agreement and this Amendment are and shall remain in full force and effect, and that the parties hereto each are and shall be entitled to all rights and interests and subject to all liabilities created thereunder and hereunder.
13. All capitalized terms contained in this Amendment shall have the same meanings ascribed to them in the Agreement.
14. This Amendment may be executed in one or more counterparts, each of which shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereunto set their hands and cause these presents to be signed by the authorized officers on the date and year first above mentioned.

                              NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


                              BY:____________________________________
                                   SAMUEL  EICHENBAUM,  Vice  President,
                                   Finance



                              FIRST  UNION  NATIONAL  BANK


                              BY:_____________________________________
                                   JOSEPH  LEBEL,  Senior  Vice  President

                                     ------
                                    EXHIBIT A
                                    ---------


                               [GRAPHIC  OMITED]



                               LINE OF CREDIT NOTE


$2,000,000.00                                    As  of  March  15,  2002


New  Brunswick  Scientific  Co.,  Inc.
44  Talmadge  Road
Edison,  New  Jersey  08818-4005
("Borrower")

First  Union  National  Bank
370  Scotch  Road
West  Trenton,  New  Jersey  08628
("Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, in immediately available funds, at its office indicated above or wherever else Bank may specify, the sum of TWO MILLION AND 00/100 Dollars ($2,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Note (including all renewals, extensions or modifications hereof, this "Note").

TERMS. This Note is the "Equipment Line of Credit Note" referred to in that certain Loan and Security Agreement dated April 1, 1999 by and between the Bank and the Borrower (as may be amended and/or restated from time to time, the "Loan Agreement"). The terms and conditions of the Loan Agreement (including, but not limited to, all rights of acceleration) are hereby incorporated herein by reference. All principal and accrued interest due hereunder which has not been converted to an Equipment Term Note pursuant to the terms of Subsection 4.1(g) of the Loan Agreement shall be due and payable on the Termination Date. This Note amends, restates and is in substitution for that certain $1,000,000 Line of Credit Note dated April 1, 1999 from the Borrower in favor of the Bank.

INTEREST AND FEE(S) COMPUTATION. The unpaid principal balance of each Advance shall bear interest from the date such Advance is made available to the Borrower at the Interest Rate provided in the Loan Agreement. Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

APPLICATION OF PAYMENTS. Monies received by the Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If an Event of Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by the Bank.

If any payment received by the Bank under this Note or other Loan Document is rescinded, avoided or for any reason returned by the Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note shall have the same meaning ascribed to said term as in the Loan Agreement.
OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Documents, and all obligations under any swap agreements (as defined in 11 U.S.C. 101) between Borrower and the Bank whenever executed. CERTAIN OTHER TERMS. All capitalized terms that are used, but not otherwise defined herein, shall have the same meanings ascribed to said terms as in the Loan Agreement.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to the Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by the Bank of any late payment without an accompanying late charge shall not be deemed a waiver of the Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of the Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by the Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

LINE OF CREDIT ADVANCES. The Bank's obligation to make Advances is governed by the Loan Agreement. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

If Borrower subscribes to the Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of the Bank. No waiver by the Bank of any Default or an Event of Default shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion. Neither the failure nor any delay on the part of the Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Borrower and each other person, if any, liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that the Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to Borrower and any other person, if any, liable under this Note or other Loan Documents, all without notice to or consent of Borrower or any other person, if any, who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any other person, if any, who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. The Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by the Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit the Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without the Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the State of New Jersey without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the Loan Agreement the terms of the Loan Agreement shall control. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in New Jersey. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the state named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration
                                                      -------
Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

     New  Brunswick  Scientific  Co.,  Inc.
     Taxpayer  Identification  Number:  22-1630072


CORPORATE     By:  ____________________________________
SEAL          SAMUEL  EICHENBAUM,  Vice  President
          Finance

                                     ------
                                    EXHIBIT B
                                    ---------


                               [GRAPHIC  OMITED]



                                    (FORM OF)
                                    TERM NOTE


$_____________                                   _______  __,  ____

New  Brunswick  Scientific  Co.,  Inc.
44  Talmadge  Road
Edison,  New  Jersey  08818-4005
("Borrower")

First  Union  National  Bank
370  Scotch  Road
West  Trenton,  New  Jersey  08628
(Hereinafter  referred  to  as  the  "Bank")

Borrower promises to pay to the order of the Bank, in lawful money of the United States of America, in immediately available funds, at its office indicated above or wherever else the Bank may specify, the sum of _________________ and No/100 Dollars ($___________) or such sum as may be outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Note (including all renewals, extensions or modifications hereof, this "Note").

TERMS. This Note is one of the "Equipment Term Notes" referred to in that certain Loan And Security Agreement dated April 1, 1999 by and between the Bank and the Borrower (including all renewals, extensions or modifications hereof, the "Loan Agreement"). The terms and conditions of the Loan Agreement (including, but not limited to, all rights of acceleration), are hereby incorporated herein by reference.

INTEREST AND FEE(S) COMPUTATION. The unpaid principal balance of this Note shall bear interest at the Interest Rate provided in the Loan Agreement. Interest and fees, if any, and as provided for in the Loan Agreement, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

PRINCIPAL PAYMENT TERMS. The principal amount of this Note shall be repaid in sixty (60) equal monthly installments commencing on ________, and ending on ________, at which time all outstanding principal, unpaid and accrued interest, fees and expenses, if any, shall be due and payable.

APPLICATION OF PAYMENTS. Monies received by the Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by the Bank.

If any payment received by the Bank under this Note or other Loan Document is rescinded, avoided or for any reason returned by the Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note shall have the same meaning ascribed to said term as in the Loan Agreement.
OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Documents, and all obligations under any swap agreements (as defined in 11 U.S.C. 101) between Borrower and the Bank whenever executed. CERTAIN OTHER TERMS. All capitalized terms that are used, but not otherwise defined herein, shall have the same meanings ascribed to said terms as in the Loan Agreement.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to the Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by the Bank of any late payment without an accompanying late charge shall not be deemed a waiver of the Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of the Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by the Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of the Bank. No waiver by the Bank of any Default or Event of Default shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion. Neither the failure nor any delay on the part of the Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Borrower and each other person, if any, liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that the Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to Borrower and any other person, if any, liable under this Note or other Loan Documents, all without notice to or consent of Borrower or any other person, if any, who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any other person, if any, who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. The Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by the Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit the Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of the Bank, and any attempt by Borrower to assign without the Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state of New Jersey, without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the Loan Agreement or any commitment letter that survives closing, the terms of the Loan Agreement shall control. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the State of New Jersey. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the state named in the address of the Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the
                                                                  -------
Arbitration  Rules  shall  be  applicable  to claims of less than $1,000,000.00.
Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

     New  Brunswick  Scientific  Co.,  Inc.
     Taxpayer  Identification  Number:  22-1630072


CORPORATE     By:____________________________________
SEAL